UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): January 20, 2004


                           IDS LIFE INSURANCE COMPANY
                           --------------------------
             (Exact name of registrant as specified in its charter)


        MINNESOTA                       33-28976                41-0823832
-------------------------------  ------------------------   ------------------
(State or other jurisdiction of  (Commission file Number)    (I.R.S. Employer
incorporation or organization)                              Identification No.)


227 AXP FINANCIAL CENTER, MINNEAPOLIS, MINNESOTA                        55474
------------------------------------------------                        -----
   (Address of principal executive offices)                          (Zip Code)


       (Registrant's telephone number, including area code) (612) 671-3131
                                                            --------------


             (Former name or address, if changed since last report)

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Item 5. Other Information.

On January 20, 2004 IDS Life Company (the "Company") appointed Mark Schwarzmann as Chief Executive Officer. Mr. Schwarzmann is new to the company and brings to this position over 19 years of management and financial services experience. He succeeds Barbara Fraser, who was appointed Chief Marketing Officer for American Express Financial Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REGISTRANT                                  IDS LIFE INSURANCE COMPANY




BY                                          /s/ Mark Schwarzmann
                                            -----------------------------------
NAME AND TITLE                                  Mark Schwarzmann
                                                Chief Executive Officer


DATE                                            January 21, 2004